John Hancock Funds II

Supplement dated June 1, 2015 to the current summary prospectus

Fundamental Large Cap Value Fund (the fund)

Effective April 1, 2016, Walter T. McCormick will no longer serve as Portfolio Manager of the fund. Accordingly, all references to Walter T. McCormick as a portfolio manager to the fund will be removed from the prospectus. Nicholas Renart and Emory W. Sanders, Jr. will continue as portfolio managers of the fund. Through March 31, 2016, Messrs. McCormick, Renart, and Sanders are jointly and primarily responsible for the day-to-day management of the fund, after which only Messrs. Renart and Sanders will be jointly and primarily responsible for the day-to-day management of the fund.

You should read this Supplement in conjunction with the summary prospectus and retain it for future reference.